UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



       Date of Report: (Date of earliest event reported) February 7, 2006



                              CORNING INCORPORATED
             (Exact name of registrant as specified in its charter)



New York                               1-3247                16-0393470
(State or other jurisdiction           (Commission           (I.R.S. Employer
of incorporation)                      File Number)          Identification No.)


One Riverfront Plaza, Corning, New York                      14831
(Address of principal executive offices)                     (Zip Code)


(607) 974-9000
(Registrant's telephone number, including area code)


N/A
(Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

Item 8.01.  Voluntary Disclosure of Other Events

On January 1, 2006, Corning changed its measurement of segment profit or loss for the following items:
..    We removed the net impact of financing  costs,  such as interest expense on debt instruments and interest costs associated with benefit plans, from reportable segments and included these amounts in Corporate unallocated expense.
..    We changed  the  allocation  method for taxes to more  closely  reflect the company's current tax position.
..    We  removed  the  impact  of  non-cash  stock  compensation   expense  from
     reportable segments and included this amount in Corporate unallocated expense.
..    We  removed  the  allocation  of  exploratory  research,   development  and
     engineering expense from the reportable segments and included these amounts in Corporate unallocated expense.
..    We  changed  certain  other  expense   allocation   methods  for  Corporate
     functions.

The following provides historical segment information reflecting these changes in the measurement of segment profit or loss for 2005, 2004 and 2003 and quarterly information for 2005.

Our reportable operating segments follow:

..    Display  Technologies - manufactures  liquid crystal display glass for flat panel displays;
..    Telecommunications  - manufactures optical fiber and cable and hardware and equipment components for the telecommunications industry;
..    Environmental  Technologies - manufactures  ceramic  substrates and filters for automobile and diesel applications; and
..    Life Sciences - manufactures  glass and plastic  consumables for scientific applications.

The Environmental Technologies reportable segment is an aggregation of our Automotive and Diesel operating segments, as these two segments share similar economic characteristics, products, customer types, production processes and distribution methods.

All other operating segments that do not meet the quantitative threshold for separate reporting have been grouped as "Other Segments."

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              CORNING INCORPORATED
                              Registrant



Date:  February 7, 2006       By    /s/  KATHERINE A. ASBECK
                                         -------------------------------
                                         Katherine A. Asbeck
                                         Senior Vice President - Finance


Operating Segments (in millions)
------------------------------------------------------------------------------------------------------------------------------------
                                                       Display     Telecom-     Environmental    Life       Other
                                                    Technologies  munications   Technologies   Sciences   Segments    Total
------------------------------------------------------------------------------------------------------------------------------------
For the year ended December 31, 2005
Net sales                                              $ 1,742     $ 1,623       $   580       $  282     $  352     $ 4,579
Depreciation (1)                                       $   185     $   180       $    70       $   20     $   35     $   490
Amortization of purchased intangibles                              $    13                                           $    13
Research, development and engineering expenses (2)     $   107     $    76       $   102       $   40     $   28     $   353
Restructuring, impairment and other charges and
  (credits) (before-tax and minority interest)                     $   (47)                               $  (16)    $   (63)
Income tax provision                                   $  (122)    $   (15)      $    (5)      $   (2)    $   (3)    $  (147)
Earnings (loss) before minority interest and equity
  earnings (loss) (3)                                  $   823     $    61       $    15       $   (4)    $   19     $   914
Minority interests (4)                                             $     2                                $   (9)    $    (7)
Equity in earnings (loss) of associated companies (5)  $   416     $     5                                $  (76)    $   345
------------------------------------------------------------------------------------------------------------------------------------
Net income (loss)                                      $ 1,239     $    68       $    15       $   (4)    $  (66)    $ 1,252
------------------------------------------------------------------------------------------------------------------------------------
Investment in associated companies, at equity          $   860     $    11       $    31                  $  296     $ 1,198
Segment assets (6)                                     $ 3,626     $ 1,153       $   726       $  137     $  573     $ 6,215
Capital expenditures                                   $ 1,250     $    43       $   171       $   17     $   25     $ 1,506
------------------------------------------------------------------------------------------------------------------------------------

For the year ended December 31, 2004
Net sales                                              $ 1,113     $ 1,539       $   548       $  304     $  350     $ 3,854
Depreciation (1)                                       $   129     $   209       $    63       $   20     $   51     $   472
Amortization of purchased intangibles                              $    37                                           $    37
Research, development and engineering expenses (2)     $    70     $    69       $    76       $   27     $   32     $   274
Restructuring, impairment and other charges and
  (credits) (before-tax and minority interest)                     $ 1,798                                $   (6)    $ 1,792
Income tax (provision) benefit                         $   (71)    $   (25)      $   (40)      $  (30)    $   12     $  (154)
Earnings (loss) before minority interest and equity
  earnings (loss) (3)                                  $   429     $(1,843)      $    20       $   16     $  (23)    $(1,401)
Minority interests (4)                                             $     2                                $  (18)    $   (16)
Equity in earnings (loss) of associated companies (5)  $   288     $   (33)      $     1                  $   72     $   328
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from continuing operations               $   717     $(1,874)      $    21       $   16     $   30     $(1,090)
Discontinued operations                                                                                   $   20     $    20
------------------------------------------------------------------------------------------------------------------------------------
Net income (loss)                                      $   717     $(1,874)      $    21       $   16     $   50     $(1,070)
------------------------------------------------------------------------------------------------------------------------------------
Investment in associated companies, at equity          $   582     $    23       $    31                  $  441     $ 1,077
Segment assets (6)                                     $ 2,470     $ 1,341       $   587       $  123     $  724     $ 5,245
Capital expenditures                                   $   640     $    32       $   124       $   11     $   26     $   833
------------------------------------------------------------------------------------------------------------------------------------

For the year ended December 31, 2003
Net sales                                              $   595     $ 1,426       $   476       $  281     $  312     $ 3,090
Depreciation (1)                                       $    97     $   245       $    55       $   21     $   52     $   470
Amortization of purchased intangibles                              $    37                                           $    37
Research, development and engineering expenses (2)     $    48     $   108       $    74       $   20     $   41     $   291
Restructuring, impairment and other charges and
  (credits) (before-tax and minority interest)                     $   (36)                               $  133     $    97
Income tax (provision) benefit                         $   (69)    $    68       $   (22)      $  (15)    $   70     $    32
Earnings (loss) before minority interest and equity
  earnings (loss) (3)                                  $   130     $  (108)      $    43       $   31     $ (190)    $   (94)
Minority interests (4)                                                                                    $   75     $    75
Equity in earnings (loss) of associated companies (5)  $   144     $   (11)                               $   (7)    $   126
------------------------------------------------------------------------------------------------------------------------------------
Net income (loss)                                      $   274     $  (120)      $    43       $   31     $ (122)    $   106
------------------------------------------------------------------------------------------------------------------------------------
Investment in associated companies, at equity          $   299     $    59       $    30                  $  383     $   771
Segment assets (6)                                     $ 1,297     $ 1,848       $   485       $  111     $  720     $ 4,461
Capital expenditures                                   $   251     $    15       $    69       $    7     $   23     $   365
------------------------------------------------------------------------------------------------------------------------------------

(1) Depreciation expense for Corning's reportable segments includes an allocation of depreciation of corporate property not specifically identifiable to a segment.
(2) Research, development, and engineering expenses includes direct project spending which is identifiable to a segment.
(3) Many of Corning's administrative and staff functions are performed on a centralized basis. Where practicable, Corning charges these expenses to segments based upon the extent to which each business uses a centralized function. Other staff functions, such as corporate finance, human resources and legal are allocated to segments, primarily as a percentage of sales.
(4) Minority interests included the impact of the following restructuring, impairment, and other charges (credits):
     . In 2004, gains from the sale of assets of Corning Asahi Video (CAV) in excess of assumed salvage value of $17 million, and reversals of CAV severance reserves of $2 million.
     . In 2003, impairment charges for long-lived assets of CAV and exit costs of $57 million.
(5) Equity in earnings of associated companies, net of impairments includes the following restructuring and impairment charges:
     . In 2004 and 2003, charges of $35 million and $7 million, respectively, to impair equity method investments in the Telecommunications segment to their estimated fair value.
     . In 2005 and 2003, $106 million and $66 million, respectively, to reflect our share of Samsung Corning Co., Ltd.'s asset impairment charges.
(6) Segment assets include inventory, accounts receivable, property and associated equity companies and cost investments.

A  reconciliation  of reportable  segment net income (loss) to consolidated  net income (loss) follows (in millions):
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Years ended December 31,
                                                                            ---------------------------------------
                                                                              2005            2004           2003
------------------------------------------------------------------------------------------------------------------------------------
Net income (loss) of reportable segments                                    $  1,252       $  (1,070)      $    106
Unallocated amounts:
    Net financing costs (1)                                                     (101)           (172)          (155)
    Stock-based compensation expense                                             (37)            (11)            (1)
    Exploratory research                                                         (77)            (68)           (43)
    Corporate contributions                                                      (24)            (17)           (24)
    Equity in earnings of associated companies, net of impairments (2)           253             116             82
    Asbestos settlement (3)                                                     (197)            (33)          (413)
    Other corporate items (4)                                                   (484)           (910)           225
                                                                            --------       ---------       --------
Net income (loss)                                                           $    585       $  (2,165)      $   (223)
------------------------------------------------------------------------------------------------------------------------------------

(1) Net financing costs include interest expense, interest income, and interest costs and investment gains associated with benefit plans.
(2) Equity in earnings of associated companies, net of impairments represents equity in earnings of Dow Corning Corporation which includes the following items:
     . In 2005, a gain of $11 million which represents our share of Dow Corning's gain on the issuance of subsidiary stock.
     . In 2004, charges of $21 million which represents our share of Dow Corning's charges related to restructuring actions and adjustments to interest liabilities recorded on its emergence from bankruptcy.
(3) As part of Corning's asbestos settlement arrangement to be incorporated into the Pittsburgh Corning Corporation reorganization plan, Corning will contribute, when the reorganization plan becomes effective, 25 million shares of Corning common stock to a trust. This portion of the asbestos liability requires adjustment based upon movements in Corning's common stock price prior to contribution of the shares to the trust. In 2005, 2004, and 2003, Corning recorded a charge of $197 million, $33 million, and $115 million, respectively, to reflect the movement in Corning's common stock price in each year. In 2003, Corning also recorded a charge of $298 million to reflect the initial liability based on the terms of the settlement agreement.
(4) Other corporate items include the tax impact of the unallocated amounts and the following significant items:
     . In 2005, an impairment charge of $25 million for the other-than-temporary decline in our investment in Avanex below its cost basis; a loss of $16 million associated with the redemption or retirement of debt; a net $443 million charge to tax expense which included a $525 million increase to our valuation allowance against deferred tax assets resulting from our conclusion that the sale of an appreciated asset no longer met the criteria established by SFAS No. 109, "Accounting for Income Taxes" (SFAS No. 109) for a viable tax planning strategy offset by an $82 million credit to tax expense primarily related to the tax impact of eliminating the minimum pension liability associated with our domestic defined benefit plan.
     . In 2004, a $937 million charge to tax expense as a result of the company's decision to provide a valuation allowance against a significant portion of its deferred tax assets and a loss of $36 million associated with the retirement of significant portion of Corning's long-term debt.

A reconciliation of reportable segment assets to consolidated assets follows (in millions):
--------------------------------------------------------------------------------
                                                Years ended December 31,
                                        --------------------------------------
                                          2005           2004           2003
--------------------------------------------------------------------------------
Assets of reportable segments           $  6,215       $ 5,245       $  4,461
Corporate and unallocated assets           4,960         4,465          6,291
                                        --------       -------       --------
Consolidated assets                     $ 11,175       $ 9,710       $ 10,752
--------------------------------------------------------------------------------

Operating Segments - 2005 Quarterly Information (in millions)
------------------------------------------------------------------------------------------------------------------------------------
                                                       Display     Telecom-     Environmental    Life       Other
                                                    Technologies  munications   Technologies   Sciences   Segments    Total
------------------------------------------------------------------------------------------------------------------------------------
For the three months ended March 31, 2005
Net sales                                              $  320       $  427       $   148       $   74     $   81     $ 1,050
Depreciation (1)                                       $   41       $   46       $    17       $    5     $    9     $   118
Amortization of purchased intangibles                               $    5                                           $     5
Research, development and engineering expenses (2)     $   21       $   17       $    23       $    8     $    7     $    76
Income tax provision                                   $   (8)      $   (8)      $    (3)      $   (1)    $   (2)    $   (22)
Earnings (loss) before minority interest and equity
  earnings (loss) (3)                                  $  119       $   18       $     9       $    4     $    3     $   153
Minority interests                                                                                        $   (2)    $    (2)
Equity in earnings (loss) of associated companies (4)  $   81                                             $   17     $    98
------------------------------------------------------------------------------------------------------------------------------------
Net income (loss)                                      $  200       $   18       $     9       $    4     $   18     $   249
------------------------------------------------------------------------------------------------------------------------------------

For the three months ended June 30, 2005
Net sales                                              $  415       $  415       $   146       $   75     $   90     $ 1,141
Depreciation (1)                                       $   44       $   46       $    18       $    5     $    9     $   122
Amortization of purchased intangibles                               $    2                                           $     2
Research, development and engineering expenses (2)     $   24       $   19       $    26       $    9     $    6     $    84
Restructuring, impairment and other charges and
  (credits) (before-tax and minority interest)                      $    8                                $  (15)    $    (7)
Income tax provision                                   $  (33)      $   (7)      $    (3)      $   (1)    $   (2)    $   (46)
Earnings (loss) before minority interest and equity
  earnings (loss) (3)                                  $  199       $  (10)      $     4       $    1     $   17     $   211
Minority interests                                                                                        $   (5)    $    (5)
Equity in earnings (loss) of associated companies (4)  $   87       $    1                                $    8     $    96
------------------------------------------------------------------------------------------------------------------------------------
Net income (loss)                                      $  286       $   (8)      $     4       $    1     $   20     $   303
------------------------------------------------------------------------------------------------------------------------------------

For the three months ended September 30, 2005
Net sales                                              $  489       $  398       $   144       $   70     $   87     $ 1,188
Depreciation (1)                                       $   48       $   46       $    18       $    5     $    8     $   125
Amortization of purchased intangibles                               $    3                                           $     3
Research, development and engineering expenses (2)     $   29       $   21       $    26       $   11     $    7     $    94
Restructuring, impairment and other charges and
  (credits) (before-tax and minority interest)                      $   28                                           $    28
Income tax (provision) benefit                         $  (35)      $    2       $     1                  $    1     $   (31)
Earnings (loss) before minority interest and equity
  earnings (loss) (3)                                  $  268       $  (23)      $     9       $   (1)    $    1     $   254
Minority interests                                                  $    1                                $   (2)    $    (1)
Equity in earnings (loss) of associated companies (4)  $  117       $    6                                $ (107)    $    16
------------------------------------------------------------------------------------------------------------------------------------
Net income (loss)                                      $  385       $  (17)      $     9       $   (1)    $ (108)    $   268
------------------------------------------------------------------------------------------------------------------------------------

For the three months ended December 31, 2005
Net sales                                              $  518       $  383       $   142       $   63     $   94     $ 1,200
Depreciation (1)                                       $   52       $   42       $    17       $    5     $    9     $   125
Amortization of purchased intangibles                               $    3                                           $     3
Research, development and engineering expenses (2)     $   33       $   19       $    27       $   12     $    8     $    99
Restructuring, impairment and other charges and
  (credits) (before-tax and minority interest)                      $  (84)                                          $   (84)
Income tax provision                                   $  (46)      $   (2)                                          $   (48)
Earnings (loss) before minority interest and equity
  earnings (loss) (3)                                  $  237       $   76       $    (7)      $   (8)    $   (2)    $   296
Minority interests                                                  $    1                                           $     1
Equity in earnings (loss) of associated companies (4)  $  131       $   (1)                               $    6     $   136
------------------------------------------------------------------------------------------------------------------------------------
Net income (loss)                                      $  368       $   75       $    (7)      $   (8)    $    4     $   432
------------------------------------------------------------------------------------------------------------------------------------

(1) Depreciation expense for Corning's reportable segments includes an allocation of depreciation of corporate property not specifically identifiable to a segment.
(2) Research, development, and engineering expenses includes direct project spending which is identifiable to a segment.
(3) Many of Corning's administrative and staff functions are performed on a centralized basis. Where practicable, Corning charges these expenses to segments based upon the extent to which each business uses a centralized function. Other staff functions, such as corporate finance, human resources, and legal are allocated to segments, primarily as a percentage of sales.
(4) Equity in earnings of associated companies, net of impairments includes a charge of $106 million in the third quarter to reflect our share of Samsung Corning Co., Ltd.'s asset impairment charges.

A  reconciliation  of reportable  segment net income to consolidated  net income
(loss) follows (in millions):
------------------------------------------------------------------------------------------------------------------------------------
                                                                           Three months ended
                                                     -------------------------------------------------------------------
                                                       March 31,       June 30,        September 30,       December 31,
                                                        2005             2005              2005                2005
------------------------------------------------------------------------------------------------------------------------------------
Net income of reportable segments                     $   249           $  303           $   268             $   432
Unallocated amounts:
    Net financing costs (1)                               (39)             (26)              (20)                (17)
    Stock-based compensation expense                       (6)              (9)              (12)                (10)
    Exploratory research                                  (19)             (17)              (20)                (22)
    Corporate contributions                                (5)              (7)               (6)                 (6)
    Equity in earnings of associated companies,
       net of impairments (2)                              68               77                58                  50
    Asbestos settlement (3)                                16             (137)              (68)                 (8)
    Other corporate items (4)                             (15)             (19)                3                (451)
                                                      -------           ------           -------             -------
Net income (loss)                                     $   249           $  165           $   203             $   (32)
------------------------------------------------------------------------------------------------------------------------------------

(1) Net financing costs include interest expense, interest income, and interest costs and investment gains associated with benefit plans.
(2) Equity in earnings of associated companies, net of impairments represents equity in earnings of Dow Corning Corporation which includes a gain of $11 million in the first quarter which represents our share of Dow Corning's gain on the issuance of subsidiary stock.
(3) As part of Corning's asbestos settlement arrangement to be incorporated into the Pittsburgh Corning Corporation reorganization plan, Corning will contribute, when the reorganization plan becomes effective, 25 million shares of Corning common stock to a trust. This portion of the asbestos liability requires adjustment based upon quarterly movements in Corning's common stock price prior to contribution of the shares to the trust.
(4) Other corporate items include the tax impact of the unallocated amounts and the following significant item:
     . In the fourth quarter, a net $443 million charge to tax expense in 2005 which included a $525 million charge to increase our valuation allowance against deferred tax assets resulting from our conclusion that the sale of an appreciated asset no longer met the criteria established by SFAS No. 109 for a viable tax planning strategy offset by an $82 million credit to tax expense primarily related to the tax impact of eliminating the minimum pension liability associated with our domestic defined benefit plan.